                                                                      Exhibit 32

                         ARTESIAN RESOURCES CORPORATION

            FORM OF OFFICER CERTIFICATIONS REQUIRED BY SECTION 906 OF
                             THE SARBANES-OXLEY ACT

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

I, Dian C. Taylor, Chief Executive Officer, and David B. Spacht, Chief Financial Officer, of Artesian Resources Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on our knowledge:

   (1) The Company's periodic report containing financial statements on Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 USC Section 78m(a) or Section 78o(d)), as amended; and

   (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005

CHIEF EXECUTIVE OFFICER:                            CHIEF FINANCIAL OFFICER:


/s/ DIAN C. TAYLOR                                  /s/ DAVID B. SPACHT
------------------------                            ------------------------
Dian C. Taylor                                      David B. Spacht